CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 16 to the Registration Statment on Form N-1A and related Prospectus and Statement of Additional Information of Northstar Strategic Income Fund.

                                                             ERNST & YOUNG LLP



Los Angeles, California
February 27, 1998